AT-1175802v1

                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          Atlantic American Corporation
                (Name of Registrant as Specified In Its charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

4)   Proposed maximum aggregate value of transaction:

5)       Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:









                          ATLANTIC AMERICAN CORPORATION
                            4370 Peachtree Road, N.E.
                           Atlanta, Georgia 30319-3000



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 2002






Notice is hereby given that the Annual Meeting of Shareholders of Atlantic American Corporation (the "Company") will be held at the offices of the Company at 4370 Peachtree Road, N.E., Atlanta, Georgia at 9:00 A.M., Eastern Standard Time, on May 7, 2002, for the following purposes:

(1)  To elect eleven (11) directors of the Company for the ensuing year;

(2) To amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 30,000,000 to 50,000,000;

(3)  To approve the Atlantic American Corporation 2002 Incentive Plan; and

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on March 19, 2002, will be entitled to notice of and to vote at the meeting, or any postponements or adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. NO POSTAGE IS REQUIRED WHEN MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                                        By Order of the Board of Directors





                                        Janie L. Ryan
                                        Corporate Secretary



April 1, 2002
Atlanta, Georgia

                          ATLANTIC AMERICAN CORPORATION
                            4370 Peachtree Road, N.E.
                           Atlanta, Georgia 30319-3000
                                 ---------------


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 2002
                                 ---------------

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Atlantic American Corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the time and place and for the purposes specified in the accompanying Notice of Annual Meeting of Shareholders and at any postponements or adjournments thereof. When the enclosed proxy is properly executed and returned, the shares which it represents will be voted at the Meeting in accordance with the instructions thereon. In the absence of any such instructions, the shares represented thereby will be voted in favor of the election of nominees for directors listed under the caption "Election of Directors"; the amendment of the Articles of Incorporation to increase the total number of shares of Common Stock authorized to be issued from 30,000,000 to 50,000,000; and the approval of the Atlantic American Corporation 2002 Incentive Plan. Management does not know of any other business to be brought before the Meeting not described herein, but it is intended that as to such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the proxies appointed thereunder. This proxy statement and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 1, 2002.

Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of such revocation to the Secretary of the Company at 4370 Peachtree Road, N.E., Atlanta, Georgia 30319-3000; (ii) executing and delivering a proxy bearing a later date to the Secretary of the Company at 4370 Peachtree Road, N.E., Atlanta, Georgia 30319-3000; or (iii) attending the Meeting and voting in person.

Only holders of record of issued and outstanding shares of $1.00 par value per share common stock of the Company ("Common Stock") as of March 19, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 21,258,595 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

ANNUAL REPORT

The Annual Report of the Company for the year ended December 31, 2001, including financial statements, is being provided with this proxy statement. The Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, provides certain additional information. Shareholders may obtain a copy of the Form 10-K without charge upon written request addressed to: Corporate Secretary, Atlantic American Corporation, 4370 Peachtree Road, N.E., Atlanta, Georgia 30319-3000. If the person requesting a copy of the Form 10-K is not a shareholder of record, the request must include a representation that the person is a beneficial owner of the Common Stock.

EXPENSES OF SOLICITATION

The costs of soliciting proxies will be borne by the Company. Officers, directors and employees of the Company may solicit proxies by telephone, telegram or personal interview. No contract or arrangement exists for engaging specially-paid employees or solicitors in connection with the solicitation of proxies for the Meeting. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expenses in so doing.

VOTE REQUIRED

A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Meeting in order to have the quorum necessary to transact business. Abstentions and broker "non-votes" will be counted as present in determining whether the quorum requirement is satisfied. Directors are elected by the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and actually voting at a meeting at which a quorum is present. To approve the amendment to the Company's Articles of Incorporation that will increase the number of shares of Common Stock authorized from 30,000,000 to 50,000,000, the affirmative vote of a majority of the shares outstanding as of the Record Date is required. In order for shareholders to approve the other matters scheduled to be presented at the Meeting, the votes cast favoring the proposal must exceed the votes cast opposing the proposal. Abstentions and non-votes will have no effect on the voting with respect to any proposal as to which there is an abstention or non-vote. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instruction from the beneficial owner and does not have discretionary power.

1. ELECTION OF DIRECTORS

One of the purposes of the Meeting is to elect eleven directors to serve until the next annual meeting of the shareholders and until their successors have been elected and qualified or until their earlier resignation or removal. In the event any of the nominees should be unavailable to serve as a director, which contingency is not presently anticipated, proxies will be voted for the election of such other persons as may be designated by the present Board of Directors.

Nominees for election to the Board of Directors are considered and recommended by the Executive Committee of the Board of Directors to the shareholders. The Company has no procedure whereby nominees are solicited or accepted from shareholders.

All of the nominees for election to the Board of Directors are currently directors of the Company.

The following information is set forth with respect to the eleven nominees for director to be elected at the Meeting:

  ------------------------ ----- -----------------------------------------------
  Name                     Age   Position with the Company
  ------------------------ ----- -----------------------------------------------
  J. Mack Robinson         78    Chairman of the Board
  Hilton H. Howell, Jr.    40    Director, President and Chief Executive Officer
  Edward E. Elson          68    Director
  Harold K. Fischer        69    Director
  Samuel E. Hudgins        73    Director
  D. Raymond Riddle        68    Director
  Harriett J. Robinson     71    Director
  Scott G. Thompson        57    Director
  Mark C. West             42    Director
  William H. Whaley, M.D.  62    Director
  Dom H. Wyant             75    Director
  ------------------------ ----- -----------------------------------------------

Mr. Robinson has served as Director and Chairman of the Board since 1974 and served as President and Chief Executive Officer of the Company from September 1988 to May 1995. In addition, Mr. Robinson is also a Director of Bull Run Corporation and Gray Communications Systems, Inc. Mr. Howell has been President and Chief Executive Officer of the Company since May 1995, and prior thereto served as Executive Vice President of the Company from October 1992 to May 1995. He has been a Director of the Company since October 1992. Mr. Howell is the son-in-law of Mr. and Mrs. Robinson. He is also a Director of Bull Run Corporation and Gray Communications Systems, Inc.
Mr. Elson is the former Ambassador of the United States of America to the Kingdom of Denmark, serving from 1993 through 1998. He has been director of the Company since October 1998, and previously served as a director from 1986 to 1993.

Mr. Fischer is the retired President of Association Casualty Insurance Company and Association Risk Management General Agency, Inc., subsidiaries of the Company, which he served from 1984 through June 2001. He has been a Director of the Company since the Company acquired those two subsidiaries in July 1999.

Mr. Hudgins has been a managing partner of PILOT PARTNERS LLC (management consultants) since November 2000. Prior thereto he was an independent consultant since September 1997 and was a Principal in Percival, Hudgins & Company, LLC, and investment bank, from April 1992 to September 1997. He has been a Director of the Company since 1986 and also serves as a Director of The Wachovia Funds and The Wachovia Municipal Funds of Wachovia Corporation.

Mr. Riddle is the retired Chairman and Chief Executive Officer of National Service Industries, Inc., a diversified holding company, a position he held from September 1994 to February 1996, and prior thereto served as the President and Chief Executive Officer of National Service Industries, Inc. since January 1993. Prior thereto, he was President of Wachovia Bank of Georgia, N.A., the President of Wachovia Corporation of Georgia and Executive Vice President of Wachovia Corporation. He has been a Director of the Company since 1976, and also serves as a Director of AMC, Inc., Atlanta Gas Light Company, Equifax Inc. and MARC Life.

Mrs. Robinson, the wife of J. Mack Robinson, has been a Director of the Company since 1989. She is also a Director of Gray Communications Systems, Inc.

Mr. Thompson has been the President and Chief Financial Officer of American Southern Insurance Company, a subsidiary of the Company, since 1984. He has been a Director of the Company since February 1996.

Mr. West has been the Chairman and Chief Executive Officer of The Genoa Companies since 1990. He has been a Director of the Company since July 1997.

Dr. Whaley has been a physician in private practice for more than the past five years. He has been a Director of the Company since July 1992.

Mr. Wyant is a retired partner of the law firm of Jones, Day, Reavis & Pogue, which serves as counsel to the Company. He served as a Partner with that firm from 1989 through 1994, and as Of Counsel from 1995 through 1997. He has been a Director of the Company since 1985.

The Board of Directors recommends a vote FOR the election of each of the nominees for Director.

Committees of The Board of Directors

The Board of Directors of the Company has three standing committees: the Executive Committee, the Stock Option and Compensation Committee and the Audit Committee. The Company has no official nominating committee, but the Company's Executive Committee performs the functions normally performed by a nominating committee. The Executive Committee is composed of Messrs. Robinson, Howell, Hudgins and Whaley, and its function is to act in the place and stead of the Board to the extent permitted by law on matters which require Board action between meetings of the Board of Directors. The Executive Committee of the Company met or acted by written consent six times during 2001.

The Stock Option and Compensation Committee is composed of Messrs. Elson, Riddle, West and Whaley. The Stock Option and Compensation Committee's function is to establish the number of stock options to be granted to officers and key employees and the annual salaries and bonus amounts payable to officers of the Company. The Stock Option and Compensation Committee met or acted by written consent two times during 2001.

The Audit Committee is composed of Messrs. Elson, Riddle, West, and Wyant. The Audit Committee's functions include reviewing and discussing with the Company's independent public accountants the accountants' reports and audits, and reporting the committee's findings to the full Board. The Audit Committee held five meetings in 2001.

The Company's Audit Committee is composed of independent directors, as defined under the rules of the Nasdaq Stock Market, and information regarding the functions performed by the Audit Committee and its membership during 2001 is set forth in the "Report of the Audit Committee," included below. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors.

The Board of Directors met or acted by written consent four times in 2001. Each of the directors named above attended at least 75% percent of the meetings of the Board and its committees of which he or she was a member during 2001.

Report of the Audit Committee

The Audit Committee (the Committee) oversees the Companys financial reporting process on behalf of the Board of Directors. The Companys management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements of the Company as of and for the year ended December 31, 2001, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Companys independent auditors, Arthur Andersen LLP, are responsible for performing an audit of the Companys financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion thereon. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Companys accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States, including the items regarding accounting principles set out in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. In addition, the Committee has discussed with the independent auditors, the auditors independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No.1 and considered the compatibility of nonaudit services provided to the Company by Arthur Andersen LLP with the maintenance of the auditors independence.

The Committee discussed with the Companys independent auditors the overall scope and plans for the 2001 audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their audit, their considerations of the Companys internal controls, and the overall quality of the Companys financial reporting. The Committee held five meetings during fiscal year 2001.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Companys Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee is continuing to monitor the recent developments involving Arthur Andersen LLP, and has not yet made a decision regarding the selection of the Companys independent auditors for 2002.

D. Raymond Riddle, Audit Committee Chair
Edward E. Elson, Audit Committee Member
Mark C. West, Audit Committee Member
Dom H. Wyant, Audit Committee Member

March 28, 2002


Compensation of Directors

The Company's policy is to pay all Directors an annual retainer fee of $6,000, to pay fees to Directors at the rate of $1,000 for each Board meeting attended and $500 for each committee meeting attended, and to reimburse Directors for actual expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board. In addition, pursuant to the Company's 1996 Director Stock Option Plan (the "Director Plan"), all Directors who are not employees or officers of the Company or any of its subsidiaries are entitled to receive an initial grant of options to purchase 5,000 shares of Common Stock upon first becoming a Director and annual grants of options to purchase 1,000 shares of Common Stock. As described under "Ratification of the Atlantic American Corporation 2002 Incentive Plan" below, non-employee Directors will also be eligible to receive stock options and other equity awards under the 2002 Incentive Plan being presented for approval by the shareholders at the Meeting.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth Common Stock ownership information as of March 19, 2002 by: (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all of the Company's directors and executive officers as a group.

------------------------------------------------------------------------------------------------------------------
                                                                            Amount and Nature
Name of Individual                                                           of Beneficial                Percent
or Identity of Group                                                          Ownership(1)                of Class
-------------------------------------------------------------------------------------------------------------------

J. Mack Robinson...................................................             13,844,072 (2)            64.76%
 4370 Peachtree Road, N.E.
 Atlanta, Georgia 30319
Harriett J. Robinson ..............................................              8,351,745(3)             39.27%
 3500 Tuxedo Road, N.W.
 Atlanta, Georgia 30305
Harold K. Fischer..................................................              1,334,320(4)              6.28%
 P.O. Box 9728
 Austin, TX 78766
Hilton H. Howell, Jr...............................................                478,731(5)              2.22%
Edward E. Elson....................................................                 10,000(6)                *
Samuel E. Hudgins..................................................                 10,000(7)                *
D. Raymond Riddle..................................................                117,950(8)                *
Scott G. Thompson..................................................                 58,500(9)                *
Mark C. West.......................................................                141,500(10)               *
William H. Whaley, M.D.............................................                 29,000(11)               *
Dom H. Wyant.......................................................                 10,000(7)                *
All Directors and Executive Officers as a Group (11 persons).......             16,034,673(12)            73.67%
------------------------------------------------------------------------------------------------------------------
*Represents less than 1% of class.

(1)  All such  shares  are owned  beneficially  and of record  unless  otherwise stated.
(2) Includes 3,414,502 shares owned by Gulf Capital Services, Ltd., 4370 Peachtree Road, N.E., Atlanta, Georgia 30319; 936,702 shares owned by Delta Life Insurance Company; and 294,000 shares owned by Delta Fire & Casualty Company; all of which are companies controlled by Mr. Robinson; 100,000 shares subject to presently exercisable options held by Mr. Robinson; and 8,929 shares held pursuant to the Company's 401(k) Plan. Also includes all shares held by Mr. Robinson's wife (see note 3 below).
(3) Harriett J. Robinson is the wife of J. Mack Robinson. Includes 7,955,248 shares of common stock held by Mrs. Robinson as trustee for her children, as to which she disclaims beneficial ownership. Also includes 10,000 shares issuable upon exercise of options granted under the Director Plan exercisable within 60 days, and 6,720 shares held jointly with grandson. Does not include shares held by Mr. Robinson (see Note 2 above).
(4) Includes 5,000 shares issuable upon exercise of options granted under the Director Plan, exercisable within 60 days.
(5) Includes 250,000 shares subject to presently exercisable stock options held by Mr. Howell; 18,986 shares held pursuant to the Company's 401(k) Plan; 1,025 shares owned by his wife, 38,000 shares owned by his wife as custodian for their children, and 6,720 shares held in joint ownership by Mr. Howell's son and Harriett J. Robinson, as to which he disclaims any beneficial ownership.
(6) Includes 8,000 shares issuable upon exercise of options granted under the Director Plan, exercisable within 60 days. (7) Includes 10,000 shares issuable upon exercise of options granted under the Director Plan, exercisable within 60 days. (8) Includes 10,000 shares issuable upon exercise of options granted under the Director Plan, exercisable within 60 days, and 600 shares held by Mr. Riddle's spouse as to which he disclaims any beneficial ownership.
(9)  Includes 58,500 shares subject to presently exercisable options.
(10) Includes 9,000 shares issuable upon exercise of options granted under the Director Plan, exercisable within 60 days. Also includes 127,500 shares owned by Atlantis Capital LLP, for which Mr. West is the President of the General Partner. Also includes 5,000 shares owned by the George West Mental Health Foundation, for which Mr. West is the President, and for which Mr. West disclaims any beneficial ownership of the shares held by the foundation.
(11) Includes 10,000 shares issuable upon exercise of options granted under the Director Plan exercisable within 60 days and 6,000 shares owned by Dr. Whaley's spouse as custodian for his daughter.
(12) Includes 479,500 shares subject to presently exercisable options held by all directors and executive officers as a group. Also includes shares held pursuant to the Company's 401(k) Plan described in notes 2 and 5 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of a registered class of the Company's equity securities are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company, and to furnish the Company with copies of such reports. To the Company's knowledge, all of these filing requirements were satisfied during the year ended December 31, 2001. In making this disclosure, the Company has relied on written representations of its directors and officers and copies of the reports that have been filed with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2001, 2000 and 1999, of those persons who were: (i) chief executive officer, (ii) the only other executive officer of the Company at December 31, 2001, whose salary and bonus exceeded $100,000, (iii) one additional individual who would have been included under category (ii) above, but for the fact that the individual was not serving as an executive officer as of December 31, 2001, referred to as the named executive officers:

                           Summary Compensation Table

                                                                            Long-Term
                                                          Annual          Compensation
                                                       Compensation          Awards             All Other
 Name and                                              ------------          ------             ---------
Principal Position                    Year       Salary(s)      Bonus(s)  Options/SARs(#)     Compensation(s)
------------------                    ----       ---------      --------  ---------------     ---------------
Hilton H. Howell, Jr.                 2001        $312,500      $136,000      100,000            $15,250 (1)
President and CEO                     2000         296,667       126,000        -0-               15,000
                                      1999         280,000       105,000        -0-               14,050

J. Mack Robinson                      2001         140,000        49,000        -0-               15,250 (2)
Chairman of the Board                 2000         140,000        49,000        -0-               15,000
                                      1999         140,000        35,000      100,000             13,275

Robert A. Renaud (3)                  2001         152,891         -0-          -0-                5,250 (4)
Vice President and CFO

(1) Consists of (i) contributions to Mr. Howell's account under the Company's 401(k) Plan of $5,250 in 2001; and (ii) fees paid for serving as a director of the Company of $10,000 in 2001.
(2) Consists of (i) contributions to Mr. Robinson's account under the Company's 401(k) Plan of $5,250 in 2001; and (ii) fees paid for serving as a director of the Company of $10,000 in 2001.
(3) Mr. Renaud was employed by the Company through December 21, 2001. Bonuses based on performance during 2001 were not determined until after his resignation; therefore he received no bonus.
(4) Consists of contributions to Mr. Renaud's account under the Company's 401(k) Plan in 2001.


                                        Option/SAR Grants In Last Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal year 2001.

                                                                                            Potential Realizable Value
                                                                                              at Assumed Annual Rates
                            Individual                                                      of Stock Price Appreciation
                             Grants                                                               for Option Term(1)
                          ----------------------------------------------------------------------------------------------
                            Number of         Percent of
                           Securities           Total
                           Underlying        Options/SARs      Exercise
                          Options/SARs        Granted to       or Base
                           Granted (#)       Employees in       Price       Expiration
Name                           (2)           Fiscal Year        ($/Sh)         Date            5%($)          10%($)
----------------------    --------------    ---------------    ---------    ------------    ----------      ----------
Hilton H. Howell, Jr.        100,000            17.78%          $1.25       10/15/2011       $79,000        $200,000
J. Mack Robinson               -0-               -0-             -0-            N/A            -0-             -0-
Robert A. Renaud               -0-               -0-             -0-            N/A            -0-             -0-

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. The assumed annual rates of stock price appreciation are specified by the rules of the Securities and Exchange Commission for illustrative purposes only and are not intended as projections of the future performance of the Company's Common Stock.

(2) Options became exercisable with respect to 50% of the shares covered thereby on October 15, 2001, the date of grant; options for an additional 25% of the shares become exercisable on October 15, 2002; and options for the remaining 25% become exercisable on October 15, 2003. The exercise price was equal to the market value of the stock at the close of business on the date of grant.

                           Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values

The  following  table  provides  information  related to the number and value of options held by the named executive officers at fiscal year-end.
                                                                       Number of Securities
                                                                      Underlying Unexercised        Value of Unexercised
                               Shares                                     Options / SARs          In-the-Money Options / SARs
                            Acquired on                                    at Year-End (#)             at Year-End ($)(1)
          Name              Exercise (#)     Value Realized ($)     Exercisable / Unexercisable    Exercisable / Unexercisable
          ----              ------------     ------------------     ---------------------------    ---------------------------
Hilton H. Howell, Jr.           -0-                  -0-                250,000 / 50,000              $237,500 / $47,500
J. Mack Robinson                -0-                  -0-                100,000 / -0-                       $0 / $0
Robert A. Renaud                -0-                  -0-                          -0-                       $0 / $0

(1) Value is calculated on the difference between the option exercise price and the closing price for the Company's Common Stock as reported by the Nasdaq National Market on December 31, 2001, which was $2.20, multiplied by the number of shares of Common Stock underlying the option.

                                PERFORMANCE GRAPH

The graph below compares the cumulative total return to shareholders on the Common Stock for the period from December 31, 1996 through December 31, 2001, with (i) the Russell 2000 Index, (ii) the Nasdaq Insurance Index and (iii) a peer group of various insurance companies (the "Insurance Peer Group").


Assumes $100 invested at the close of trading 12/96 in Atlantic American Corporation common stock, Russell 2000 Index, NASDAQ Insurance Index, and PEER Group.

                                        1996            1997            1998            1999            2000            2001
                                        ----            ----            ----            ----            ----            ----
Atlantic American Corporation          100.00          165.30          159.16           75.51           64.56           71.02
Russell 2000 Index                     100.00          122.20          118.86          140.06          134.60          135.99
NASDAQ Insurance Index                 100.00          122.69          122.61          129.40          147.90          158.39
Peer Group                             100.00          126.85           82.59           56.97           55.74           33.00


Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.



Peer Group: American Safety Insurance Company, Donegal Insurance Group, Gainesco, Inc., Siebels-Bruce Group, Inc., Cotton States Life Insurance, National Securities Group, Meadowbrook Insurance Group, Danielson Holding Group and Highlands Insurance Company. The Company believes that a comparison to this peer group is more meaningful for shareholders than the other broad market indexes presented above.

EXECUTIVE COMPENSATION

 Report of the Stock Option and Compensation Committee on Executive Compensation

Compensation Philosophy

The Compensation Committee believes that compensation of executives should be designed to motivate those persons to perform at their potential over both the short and the long term. The Compensation Committee believes that equity-based incentives can benefit the Company by increasing the retention of executives while aligning their long-term interests with those of the Company's shareholders. Compensation determinations are primarily based on the performance of the Company and the individual executive officer during a particular year, and expectations and objectives for performance in the succeeding year. The Compensation Committee also believes that compensation packages for executives must be structured to take into account the nature and the growth of the Company's lines of business in appropriate circumstances.

Cash Compensation. The compensation packages for the executive officers consist of three components: base salaries, cash bonuses and equity incentives.

The Chairman of The Board annually reviews executive officer compensation and recommends to the Compensation Committee proposed salaries and bonuses for himself and for each of the other executive officers. Factors considered by the Chairman and the Compensation Committee are based upon the growth of the Company with regard to net income, total assets, premiums and shareholders' equity. All of these factors were considered in establishing salary levels for each of the executive officers, as were their individual duties and the growth and effectiveness of each in performing those duties. In establishing compensation levels for the executive officers for 2001, the Compensation Committee sought to structure compensation packages that were designed both to achieve the objective of the Compensation Committee's compensation philosophy and to be competitive with those offered by similarly situated companies. For 2001, the Chairman of The Board elected not to recommend an increase in his own salary, and the Compensation Committee did not implement an increase in his salary. The
Compensation  Committee  did  increase  the  base  salary  for the  other  named executive officers for 2001, having taken into consideration the factors identified above. Upon the Chairman of The Board's recommendation, the Compensation Committee awarded cash bonuses to each of the named executive officers, including to the Chief Executive Officer as described below. The bonuses are generally determined as a percentage of the executive officer's base salary for the succeeding fiscal year. The bonuses, which were actually paid in the first quarter of 2002, reflect an evaluation of the individual performance of the officers, as well as the performance of the Company as a whole during 2001.

Equity-Based Compensation. The Compensation Committee believes that equity-based compensation in the form of stock options or other stock awards serves to motivate executives to seek to improve the Company's short-term and long-term prospects and to align the interests of the Company's executives with those of the shareholders. During 2001, the Compensation Committee granted stock options at prevailing market prices on the dates of grant. The factors used in determining the size of the individual grant were the same as those considered with respect to cash bonuses. The grant vested with respect to one-half of the shares purchasable thereunder on the date of grant with the remainder vesting in equal increments on each of the first and second anniversaries of the date of grant. The vesting schedule is designed to encourage both short-term and long-term performance.

Chief Executive Officer. Mr. Howell's compensation is generally evaluated on the same basis as the Company's other executive officers. The Committee approved an increase of 5% in Mr. Howell's base salary for 2001, and in 2002 awarded Mr. Howell a cash bonus of $136,000 in recognition of his contributions during 2001. In 2001, the Compensation Committee granted stock options to purchase 100,000 shares to Mr. Howell at prevailing market prices.



                                                     Edward E. Elson
                                                     D. Raymond Riddle
                                                     Mark C. West
                                                     Dr. William Whaley

        2. AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED
                             SHARES OF COMMON STOCK

The Board of Directors has adopted and recommends to the shareholders that they approve an amendment to the Articles of Incorporation of the Company that will increase the total number of authorized shares of Common Stock, par value $1.00 per share, from 30,000,000 shares to 50,000,000 shares. The proposed amendment would delete the first sentence of Article V of the Company's Articles of Incorporation in its entirety and substitute in lieu of such paragraph the following:

"The total number of shares of capital stock of the Corporation shall be 54,000,000, which shall consist of (a) 50,000,000 shares of common stock of the par value of $1.00 per share ("Common Stock"), and (b) 4,000,000 shares of Preferred Stock of par value of $1.00 per share ("Preferred Stock"), of which Preferred Stock (i) 30,000 shares shall be designated as "Series A Convertible Preferred Stock" having the powers, preferences and rights designated as part of these Restated Articles of Incorporation, (ii) 134,000 shares shall be designated as "Series B Preferred Stock" having the powers, preferences and rights designated as part of these Restated Articles of Incorporation, and (iii) 100,000 shares shall be designated as "Series C Preferred Stock" having the powers, preferences and rights designated as part of these Restated Articles of Incorporation."

The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of Common Stock to insure a sufficient number of shares are available for future issuances. The Company currently has 30,000,000 shares of Common Stock authorized, of which approximately 21,400,000 are already issued and outstanding, and an additional 6,300,000 are already reserved for issuance pursuant to existing Stock Option Plans, the 401(k) Plan or upon conversion of outstanding shares of preferred stock. That leaves only 2,300,000 shares authorized but unissued. The Board of Directors anticipates that circumstances will arise during the normal course of business whereby the Company will desire to issue shares of Common Stock in excess of the currently authorized amount for various business and financial needs of the Company, including, but not limited to, potential acquisitions and financings. The availability of additional authorized but unissued shares will provide the Company with flexibility to issue Common Stock to meet those needs. Further, the Board of Directors believes that the availability of additional shares of common stock will enable us to attract and retain talented employees through the ability to continue to grant stock options or other stock-based incentives in the future. The Board of Directors will determine whether, when, and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes. The Board of Directors anticipates that increasing the authorized number of shares of Common Stock from 30,000,000 to 50,000,000 will be sufficient to satisfy the reasonably foreseeable needs of the Company. Other than the 2,000,000 shares of Common Stock that will be reserved for issuance under the 2002 Incentive Plan, subject to shareholder approval of that plan, the Company does not currently have any specific plans or arrangements to issue additional shares of Common Stock.

The amendment will not affect the par value of the Common Stock, which would remain $1.00 per share. The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. If the proposed amendment is approved, existing stockholders will not have any rights to purchase any newly issued shares in order to maintain their proportionate ownership interests. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to potential increases in the number of shares of the Company's Common Stock that may be outstanding in the future, such as dilution of earnings per share and of prorata voting rights of current holders of Common Stock. If the amendment is approved at the meeting, it will become effective upon filing of Articles of Amendment of the Company's Articles of Incorporation with the Georgia Secretary of State.

The Board of Directors recommends a vote "FOR" the proposal to amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

    3. RATIFICATION OF THE ATLANTIC AMERICAN CORPORATION 2002 INCENTIVE PLAN

General

The Board of Directors (the "Board") adopted the Atlantic American Company 2002 Incentive Plan (the "Plan") on February 26, 2002, subject to approval by the
Company's shareholders at the Meeting. The Plan provides the Company with the ability to offer a variety of compensatory awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among key employees and, correspondingly, increasing their personal involvement with the future of the Company. The Board believes that continuing to provide officers and key employees of the Company with the ability to acquire a proprietary interest in the Company (i) is a significant value to the Company in its efforts to recruit and retain officers and key employees, (ii) instills loyalty and (iii) encourages the generation of long-term value for the Company's shareholders by aligning management and shareholder interests, and has therefore concluded that adoption of the Plan is in the best interests of the Company and its shareholders.

A summary of the material terms of the plan is set forth below. The full text of the Plan is annexed to this Proxy Statement as Appendix A, and the following summaries are qualified in their entirety by reference to Appendix A.

Summary of the Plan

Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Non-Employee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed, in the aggregate, 2,000,000 shares plus any shares relating to awards that expire or are forfeited or cancelled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of shares of Common Stock, there shall be deemed to have been issued or transferred under the Plan only the net number of shares of Common Stock actually issued or transferred by the Company.

The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options ("ISO") shall not exceed 2,000,000 shares. Further, no participant shall be granted Option Rights for more than 300,000 shares of Common Stock during any calendar year, subject to adjustments as provided in the Plan. In no event shall any participant in any calendar year receive more than 300,000 Appreciation Rights, 100,000 Restricted Shares, 100,000 Deferred Shares or receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $500,000, subject to adjustments as provided in the Plan.

Eligibility. Officers and key employees of the Company and its subsidiaries may be selected by the Board to receive benefits under the Plan. In addition, non-employee directors of the Company will be eligible for discretionary grants of Option Rights as described below under the heading "Awards to Non-Employee Directors."

Option Rights. Option Rights may be granted which entitle the Optionee to purchase shares of Common Stock at a price less than market value at the date of grant, except that the option price per share for any ISO shall not be less than 100 percent of market value per share. The option price is payable (i) in cash at the time of exercise; (ii) by the transfer to the Company of nonforfeitable unrestricted shares of Common Stock owned by the Optionee having a value at the time of exercise equal to the option price; (iii) by surrender of any other award under the Plan having a value at the time of exercise equal to the option price; or (iv) a combination of such payment methods. The Plan would permit the exercise of Option Rights by means of the delivery of previously owned shares of Common Stock in partial satisfaction of the exercise price and the successive re-delivery of the shares so obtained to satisfy the exercise price of additional Option Rights until the grant has been fully exercised.

The Board has the authority to specify at the time Option Rights are granted that shares of Common Stock will not be accepted in payment of the option price until they have been owned by the Optionee for a specified period; however, the Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of Option Rights. Any grant of an Option Right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

Any grant may provide for the automatic grant of additional Option Rights ("Reload Option Rights") to an Optionee upon the exercise of Option Rights using shares of Common Stock as payment. Any Reload Option Rights may cover up to the number of shares of Common Stock, Deferred Shares, Option Rights or Performance Shares (or the number of shares of Common Stock having a value equal to the value of any Performance Units) surrendered to the Company upon exercise in payment of the option price or to meet any withholding obligations. The Reload Option Rights may have an option price that represents the same or greater percentage of the current market value per share at the time of exercise of the Option Rights that the option price of the Option Rights represented of the market value per share at the time such Option Rights were granted. Depending on the limitations, if any, imposed by the Board at the time of grant, Reload Option Rights with such a discount feature would permit an Optionee, by delivery of previously owned shares of Common Stock upon successive exercises of Reload Option Rights, to reduce or eliminate the amounts payable upon original exercise of the Option Rights.

The Board may, at or after the date of grant of any Option Rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the Optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price.

No Option Right may be exercisable more than 10 years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a change in control or other similar transaction or event. Successive grants may be made to the same Optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights. Option Rights must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan, as the Board may approve.

Appreciation Rights. Appreciation Rights provide Optionees with an alternative means of realizing the benefits of Option Rights. An Appreciation Right is a right, exercisable by surrender of the related Option Right, to receive from the Company an amount equal to 100 percent, or such lesser percentage as the Board may determine, of the spread between the option price and the current value of the shares of Common Stock underlying the option. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock, or in any combination thereof, and may either grant to the Optionee or retain in the Board the right to elect among those alternatives. Any grant may specify that such Appreciation Right may be exercised only in the event of a change in control or other similar transaction or event. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights. Appreciation Rights must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan, as the Board may approve.

Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Board may determine.

Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of time to be determined by the Board. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue. The Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives. Restricted Shares must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan, as the Board may approve.

Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the participant has no right to transfer any rights under his or her award and no right to vote such Shares, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of award.

Deferred Shares must be subject to a Deferral Period, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a change in control or other similar transaction or event. Deferred Shares must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan, as the Board may approve.

Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units, subject to the limitations set forth under Available Shares. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period shall be a period of time not less than one year, except in the case of a change in control or other similar transaction or event, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Board in cash, shares of Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in shares of Common Stock on a current, deferred or contingent basis. Performance Shares and Performance Units must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan, as the Board may approve.

Management Objectives. The Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a Covered Employee, shall be limited to specified levels of or growth in (i) earnings; (ii) earnings per share; (iii) share price; (iv) total shareholder return; (v) return on invested capital, equity or assets; (vi) operating earnings; (vii) sales growth; and (viii) productivity improvement. If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under
Section 162(m) of the Internal Revenue Code. In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement.

Awards to Non-Employee Directors. The Board may, in its discretion, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors. Non-Employee Directors are not eligible to receive any other awards under the Plan.

Each such Option Right will be fully exercisable commencing six months after the date of grant so long as the Optionee has continuously remained a director through that date. Also, any Option Right will be exercisable upon the Optionee's death or disability. Each such Option Right granted under the Plan will expire five years from the date of the grant, unless subject to earlier termination pursuant to the Plan.

In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then outstanding Option Rights of such holder may be exercised only to the extent that they were exercisable on the date of such termination and will expire on the earlier of their stated termination date or 90 days following the termination of the holder's service on the Board. In the event of death or disability, each of the then outstanding Option Rights of such holder may be exercised until the earlier of 1 year after such death or disability or the otherwise stated expiration date of the Option Rights.

If a Non-Employee Director subsequently becomes an employee of the Company or a subsidiary while remaining a member of the Board, any Option Rights held at that time will not be affected.

Option Rights may be exercised by a Non-Employee Director only by payment in full of the Option Price. Such payment may be in cash, in shares of Common Stock previously owned by the director for more than six months, or a combination of both. Each grant may provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using shares of Common Stock. Reload Option Rights will cover up to the number of shares of Common Stock surrendered to the Company upon any such exercise in payment of the Option Price. Reload Options may have an Option Price that is no less than that which represents the same percentage of the market value per share at the time of exercise of the Option Rights that the per share Option Price represented of the market value per share at the time the Option Rights being exercised were granted and will be on such other terms as may be specified by the directors, which may be the same or different from those of the original Option Rights.

Each grant or sale of Restricted Shares to Non-Employee Directors will be upon terms and conditions as described above.

Administration and Amendments. The Plan is to be administered by the Board, except that the Board has the authority under the Plan to delegate any or all of its powers under the Plan to a committee (or subcommittee thereof) consisting of not less than three Non-Employee Directors within the meaning of Rule 16b-3 and who are "outside directors" within the meaning of Section 162(m) of the Code.

The Board is authorized to interpret the Plan and related agreements and other documents. The Board may make awards to employees under any or a combination of all of the various categories of awards that are authorized under the Plan, or in its discretion, make no awards. The Board may amend the Plan from time to time without further approval by the shareholders of the Company except where required by applicable law or the rules and regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

The Board may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

Transferability. Except as otherwise determined by the Board, no Option Right or Appreciation Right or other derivative security is transferable by an Optionee except, upon death, by will or the laws of descent and distribution. If, however, the Optionee is not a director or officer of the Company, transfer may be made to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Except as otherwise determined by the Board, Option Rights and Appreciation Rights are exercisable during the Optionee's lifetime only by him or her. Notwithstanding the above, the Board may provide for transferability of awards under the Plan if such provision would not disqualify the exemption for other awards under Rule 16b-3 of the Exchange Act.

The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of the Plan, shall be subject to further restrictions on transfer.

Adjustments. The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board may determine appropriate to reflect any transaction or event described above.

Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants must also make such arrangements as the Company may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the exercise of Option Rights. In no event, however, may the Company accept shares of Common Stock for the payment of taxes in excess of required tax withholding rates. However, in the discretion of the Board, a participant or such other person may surrender shares of Common Stock owned for more than 6 months to satisfy any tax obligations resulting from any such transaction.

Detrimental Activity. Any Evidence of Award may provide that if a participant, either during employment by the Company or a Subsidiary or within a specified period after termination of such employment, engages in any Detrimental Activity, and the Board so finds, forthwith upon notice of such finding, the participant must:

         (A) Return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the participant, all shares of shares of Common Stock that the participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity, and

         (B) With respect to any shares of Common Stock so acquired that the participant has disposed of, pay to the Company in cash the difference between:

               (i)  Any  amount   actually  paid  therefor  by  the  participant
                    pursuant to this Plan, and

               (ii) The Market  Value per Share of the shares of Common Stock on the date of such acquisition.

To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

Governing Law. The Plan and all awards granted and actions taken thereunder will be governed by the internal substantive laws of Georgia.

Plan Benefits. The benefits or amounts that may be awarded in the future under the Plan are not determinable, nor are the benefits or amounts that would have been received or allocated to participants for the fiscal year ended December 31, 2001.

Federal Income Tax Consequences

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on January 1, 2002. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-qualified Stock Options. In general, (i) no income will be recognized by an Optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an Optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of Common Stock are issued to the Optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to the Optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the Optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services generally will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

The Board of Directors recommends a vote "FOR" the approval of the Atlantic American Corporation 2002 Incentive Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP has audited the financial statements of the Company since 1974. During fiscal year 2001, the Company retained Arthur Andersen LLP to provide services in the following categories and amounts:

Audit Fees

The Company has paid or expects to pay Arthur Andersen LLP $350,000, in the aggregate, for professional services it rendered for the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2001 and the reviews of the interim financial statements included in our Forms 10-Q filed during the fiscal year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

The Company has not paid Arthur Andersen LLP for financial information design and implementation fees described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, since it did not render any of those services for us during the fiscal year ended December 31, 2001.

All Other Fees

The Company has paid Arthur Andersen LLP $143,550, in the aggregate, for all other services, which constituted tax compliance and consulting services, that it rendered during the fiscal year ended December 31, 2001.

The Company's Audit Committee has considered  whether the provision of non-audit
services  by  Arthur  Andersen  LLP  is  compatible  with  maintaining   auditor
independence.

A representative from Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors has not yet made a final determination as to which independent certified public accountants will audit the Company's books, records and accounts for the year ending December 31, 2002, and, therefore, shareholders are not being asked to take any action with respect to the selection of independent accountants for 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases space for its principal offices, as well as the principal offices of certain of its subsidiaries, in an office building located at 4370 Peachtree Road, N.E., Atlanta, Georgia, from Delta Life Insurance Company, a corporation owned by Mr. Robinson and members of his immediate family, under leases expiring May 31, 2002 and July 31, 2005. Under the terms of the lease, the Company occupies approximately 65,489 square feet of office space as well as covered parking garage facilities at an annual rental of approximately $611,000, plus a pro rata share of all real estate taxes, general maintenance, and service expenses and insurance costs with respect to the office building and other facilities. The terms of the lease are believed by management of the Company to be comparable to terms which could be obtained by the Company from unrelated parties for comparable rental property.

Effective December 31, 1995, an aggregate of $13.4 million in principal amount of 8% and 9 1/2% demand notes issued by the Company were canceled in exchange for the issuance by the Company of an aggregate of 134,000 shares of a new series of preferred stock (the "Series B Preferred Stock"), which has a stated value of $100 per share and accrues interest at 9% per year. At December 31, 2001, the Company had accrued but unpaid dividends on the Series B Preferred Stock totaling $7,236,000. All shares of Series B Preferred Stock are owned directly or indirectly by affiliates of Mr. Robinson, Mrs. Robinson or Mr. Howell.

Effective December 29, 2000, the Company issued an aggregate of 25,000 shares of a new series of preferred stock (the "Series C Preferred Stock"), which has a stated value of $100 per share and accrues interest at 9% per year. During 2001, an aggregate of $225,000 in dividends were paid to the holders of the Series C Preferred Stock. At December 31, 2001, the Company had no accrued or unpaid dividends on the Series C Preferred Stock. All shares of Series C Preferred Stock are owned directly or indirectly by affiliates of Mr. Robinson.

In 1991, certain of the Company's subsidiaries made loans to Leath Furniture, LLC ("Leath"), which at the time was a subsidiary of the Company. In 1996, the Company sold Leath to Gulf Capital Services, Ltd. ("Gulf Capital"). Gulf Capital is a partnership in which Mr. Robinson is the general partner and certain of his affiliates are the limited partners. The loans are secured by mortgages on certain properties owned by Leath. The loans had an outstanding principal balance of $3.4 million at December 31, 2001, bear interest at 9 1/4% per annum, are payable in monthly installments, and mature on December 1, 2016. During 2001, Leath made principal and interest payments on such notes to the Company's subsidiaries in the aggregate amount of $439,621.

The Company has entered into a consulting agreement with Dr. Whaley, pursuant to which Dr. Whaley provides certain medical consulting and advisory services to the Company's subsidiaries. Pursuant to the agreement, Dr. Whaley receives $10,000 per year for such services.

                                 OTHER BUSINESS

Management of the Company knows of no other matters than those stated above which are to be brought before the Meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxies to vote thereon in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at the next annual meeting must be received by the Company no later than December 1, 2002, in order to be considered for inclusion in the proxy statement for the 2003 annual meeting of shareholders. Any such proposal should be addressed to the Company's president and mailed to 4370 Peachtree Road, N.E., Atlanta, Georgia 30319-3000. Any proposal by a shareholder not seeking to have its proposal included in the Company's proxy statement, but seeking to have the proposal considered at the Company's 2003 annual meeting, should notify the Company in the manner set forth above of its proposal by February 16, 2003. In accordance with the rules of the Securities and Exchange Commission, if the shareholder has not given such notice to the Company by February 16, 2003, the persons appointed as proxies for the 2003 annual meeting may exercise discretionary authority to vote on any shareholder proposal to be presented at the 2003 annual meeting, but not included in the Company's proxy statement for such meeting.

                                                                      APPENDIX A

                          ATLANTIC AMERICAN CORPORATION

                               2002 INCENTIVE PLAN

1. Purpose. The purpose of the 2002 Incentive Plan (this "Plan") is to attract and retain directors, officers and key employees for Atlantic American Corporation (the "Corporation") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

2.           Definitions.  As used in this Plan,

     "Annual   Meeting"  means  the  annual  meeting  of   shareholders  of  the
Corporation.

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan.
     "Board" means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee thereof).

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.
     "Common Shares" means shares of common stock, $1.00 par value per share, of the Corporation or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto) and shall also include the date on which a grant of Option Rights to a Non-Employee Director becomes effective pursuant to Section 9 of this Plan.

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Designated Subsidiary" means a Subsidiary that is (i) not a corporation or
(ii) a corporation in which at the time the Corporation owns or controls, directly or indirectly, less than 80 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Detrimental Activity" means:

 (i) Engaging in any activity that competes, directly or indirectly, as an employee, principal, agent, or consultant for another entity in any activity that competes with the Corporation in any actual, researched, or prospective product, service, system, or business activity for which the Participant has had any direct or indirect responsibility during the last five years of his or her employment with the Corporation or Subsidiary, in any territory in which the Corporation or a Subsidiary manufactures, sells, markets, services, or installs such product, service, system, or business activity.

(ii) Soliciting any employee of the Corporation or a Subsidiary to terminate his or her employment with the Corporation or a Subsidiary.

(iii) The disclosure to anyone outside the Corporation or a Subsidiary, or the use in other than the Corporation or a Subsidiary's business, without prior written authorization from the Corporation, of any confidential, proprietary or trade secret information or material relating to the business of the Corporation and its Subsidiaries, acquired by the Participant either during or after employment with the Corporation or its Subsidiaries or while acting as a consultant for the Corporation or its Subsidiaries thereafter.

(iv) The failure or refusal to disclose promptly and to assign to the Corporation upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Corporation and any Subsidiary, relating in any manner to the actual or anticipated business, research or development work of the Corporation or any Subsidiary or the failure or refusal to do anything reasonably necessary to enable the Corporation or any Subsidiary to secure a patent where appropriate in the United States and in other countries.

(v)       Activity that results in Termination for Cause.

(vi) Any other conduct or act determined to be injurious, detrimental or prejudicial to any significant interest of the Corporation or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

                  "Evidence of Award" means an agreement, certificate, resolution or other type of writing or other evidence approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Deferred Shares or other awards. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Corporation and, with the approval of the Board, need not be signed by a representative of the Corporation or a Participant.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                  "Incentive   Stock  Options"  means  Option  Rights  that  are
intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

                  "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

                  1.       earnings;
                  2. earnings per share (earnings per share will be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established);
                  3.       share price;
                  4.       total shareholder return;
                  5.       return on invested capital, equity, or assets;
                  6.       operating earnings;
                  7.       sales growth;
                  8.       productivity improvement;

                  If the Board determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

                  "Market Value per Share" means, as of any particular date, the fair market value of the Common Shares as determined by the Board.

                  "Non-Employee Director" means a director of the Corporation who is not an employee of the Corporation or any Subsidiary.

                  "Optionee" means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

                  "Option Price" means the purchase price payable on exercise of an Option Right.

                  "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

                  "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other key employee of the Corporation or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant and shall also include each Non-Employee Director who receives an award of Option Rights pursuant to Section 9 of this Plan; provided, however, that for purposes of Sections 4, 5, 7 and 8 of this Plan, Participant shall not include such Non-Employee Director.

                  "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

                  "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

                    "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

                  "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to
Section 4(f) or Section 9(a)(viii) of this Plan.

                  "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

                  "Rule l6b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                  "Spread" means the excess of the Market Value per Share of the Common Shares on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price provided for in the related Option Right.

                  "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or
(ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Corporation except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Corporation owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

                  "Termination for Cause" means a termination:

                    (i) due to the Participant's willful and continuous gross neglect of his or her duties for which he or she is employed, or

                    (ii) due  to an  act  of  dishonesty  on  the  part  of  the
                         Participant constituting a felony resulting or intended to result, direct or indirectly, in his or her gain for personal enrichment at the expense of the Corporation or a Subsidiary.

3.                Shares  Available  Under the Plan.

                  (a) Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares,
(iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Non-Employee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 2,000,000 shares plus any shares relating to awards that expire or are forfeited or cancelled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

                  (b) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed 2,000,000 shares. Further, no Participant shall be granted Option Rights for more than 300,000 Common Shares during any calendar year, subject to adjustments as provided in Section 11 of this Plan.


                  (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

                  (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive more than 300,000 Appreciation Rights, subject to adjustments as provided in
Section 11 of this plan.

                  (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive more than 100,000 Restricted Shares or 100,000 Deferred Shares, subject to adjustments as provided in Section 11 of this Plan.

                  (f) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $500,000.

4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                    (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

                    (b) Each grant shall specify an Option Price per share, which may be less than the Market Value per Share on the Date of Grant, except that the Option Price per share for any Incentive Stock Option shall not be less than 100 percent of the Market Value per Share on the Date of Grant.

                    (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Corporation, (ii) by the actual or constructive transfer to the Corporation of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to subsection
                         (d) below) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

                    (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units surrendered.

                    (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Corporation of some or all of the shares to which such exercise relates.

                    (f) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in paragraph (d) above. Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Corporation upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than that which represents the same percentage of the Market Value per Share at the time of exercise of the Option Rights that the per share Option Price represented of the Market Value per Share at the time the Option Rights being exercised were granted and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

                    (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

                    (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Corporation or any Subsidiary which is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a change in control or other similar transaction or event.

                    (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

                    (j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

                    (k) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

                    (l) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any related Appreciation Right authorized under Section 5 of this Plan.

                    (m) No Option Right shall be exercisable more than 10 years from the Date of Grant.

                    (n) Each grant of Option Rights shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

5. Appreciation Rights. The Board may also authorize the granting to any Optionee of Appreciation Rights in respect of Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that an Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. An Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Corporation an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                    (a) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Optionee or retain in the Board the right to elect among those alternatives.

                    (b) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

                    (c) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right is also exercisable and at a time when the Spread is positive.

                    (d) Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

                    (e) Each grant of Appreciation Rights shall be evidenced by an Evidence of Award that shall describe such Appreciation Rights, identify the related Option Rights, state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

                    (f) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

6. Restricted Shares. The Board may also authorize the grant or sale to Participants of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                    (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                    (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

                    (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of time to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transactions or events.

                    (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

                    (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each grant may specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

                    (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be Subject to the same restrictions as the underlying award.

                    (g) Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award that shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Corporation until all restrictions thereon shall have lapsed, together with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

7. Deferred Shares. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

                    (a) Each such grant or sale shall constitute the agreement by the Corporation to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

                    (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

                    (c) Each such grant or sale shall be subject, except (if the Board shall so determine) in the event of a change in control or other similar transaction or event, to a Deferral Period, as determined by the Board at the Date of Grant.

                    (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

                    (e) Each grant or sale of Deferred Shares shall be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Board may approve.

8. Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                    (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee.

                    (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than 1 year, except in the event of a change in control or other similar transaction or event, if the Board shall so determine) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

                    (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

                    (d) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

                    (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

                    (f) Any grant of Performance Shares may specify that the
                         amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

                    (g) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

                    (h) Each grant of Performance Shares or Performance Units shall be evidenced by an Evidence of Award containing such other terms and provisions, consistent with this Plan, as the Board may approve.

9. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of options to purchase Common Shares and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors

                    (a)  Each grant of Option Rights awarded pursuant to this
                         Section 9 shall be evidenced by an Evidence of Award in such form as shall be approved by the Board, and shall be subject to the following additional terms and conditions:

          (i) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

          (ii) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (iii)Each such Option Right shall be exercisable to the extent of 100% of the Common Shares subject thereto commencing six months after the Date of Grant, provided, that the Optionee has continuously remained as a director through such date, provided further, however, that any Option Right will be exercisable in full upon the Optionee's death or disability. Each such Option Right granted under the Plan shall expire 5 years from the Date of Grant and shall be subject to earlier termination as hereinafter provided.

          (iv) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then outstanding Option Rights of such holder may be exercised only to the extent that they were exercisable on the date of such termination and shall expire 90 days after such termination, or on their stated expiration date, whichever occurs first.

          (v) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

          (vi) If a Non-Employee Director subsequently becomes an employee of the Corporation or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

          (vii)Option Rights may be exercised by a Non-Employee Director only upon payment to the Corporation in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares previously owned by the optionee for more than six months, or in a combination of cash and such Common Shares.

         (viii)Each grant may provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares. Reload Option Rights shall cover up to the number of Common Shares surrendered to the Corporation upon any such exercise in payment of the Option Price. Reload Options may have an Option Price that is no less than that which represents the same percentage of the Market Value per Share at the time of exercise of the Option Rights that the per share Option Price represented of the Market Value per Share at the time the Option Rights being exercised were granted and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

               (b)  Each grant or sale of Restricted Shares pursuant to this
                    Section 9 shall be upon terms and conditions consistent with
                    Section 6 of this Plan.

10.               Transferability.

                  (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution, except to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative. Notwithstanding the foregoing, the Board in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

                  (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

11. Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan and in the number of Option Rights to be granted automatically pursuant to Section 9 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this
         Section 11.

12. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

13. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements as the Corporation may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the execution of Option Rights. In no event, however, shall the Corporation accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than 6 months to satisfy any tax obligations resulting from any such transaction.

14. Participation by Employees of Designated Subsidiaries. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Corporation or another Subsidiary, the Board may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan and any applicable agreement entered into with any such employee pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Corporation. Any such award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and such Designated Subsidiary. All such Common Shares so delivered by or to a Designated Subsidiary shall be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of "Board" and except in other cases where the context otherwise requires.

15. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Corporation or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

16.               Administration of the Plan.

                  (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof), consisting of not less than three Non-Employee Directors appointed by the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the committee (or subcommittee thereof) shall constitute a quorum, and the action of the members of the committee (or subcommittee thereof) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee thereof).

                  (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

17.               Corporation's Rights Upon Occurrence of Detrimental Activity.

                  Any Evidence of Award may provide that if a Participant, either during employment by the Corporation or a Subsidiary or within a specified period after termination of such employment, shall engage in any Detrimental Activity, and the Board shall so find, forthwith upon notice of such finding, the Participant shall:

                  (a) Return to the Corporation, in exchange for payment by the Corporation of any amount actually paid therefor by the Participant, all Common Shares that the

                       Participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity, and

                  (b) With respect to any Common Shares so acquired that the Participant has disposed of, pay to the Corporation in cash the difference between:

         (i) Any amount actually paid therefor by the Participant pursuant to this Plan, and

         (ii) The Market Value per Share of the Common Shares on the date of such acquisition.

To the extent that such amounts are not paid to the Corporation, the Corporation may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

18. Governing Law. The Plan and all awards granted and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Georgia.

19.               Amendments, Etc.

                  (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Corporation in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted shall not be effective unless and until such approval has been obtained. Presentation of the Plan or any amendment thereof for shareholder approval shall not be construed to limit the Corporation's authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

                  (b) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

                  (c) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

                  (d) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

                  (e) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary, nor shall it interfere in any way with any right the Corporation or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time. Prior to exercise of any Option Right, and prior to exercise, payment or delivery pursuant to any other award, the Participant may be required, at the Corporation's request, to certify in a manner reasonably acceptable to the Corporation that the Participant has not engaged in, and has no present intention to engage in the future in, any Detrimental Activity.

                  (f) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

20. Termination. No grant (other than an automatic grant of Reload Option Rights) shall be made under this Plan more than 10 years after its adoption, subject to approval of this Plan by the shareholders of the Corporation at the 2002 Annual Meeting of Shareholders.

                                     PROXY

                          ATLANTIC AMERICAN CORPORATION
                            4370 Peachtree Road, N.E.
                           Atlanta, Georgia 30319-3000

            Proxy Solicitation on Behalf of the Board of Directors of
                the Company for the Annual Meeting on May 7, 2002

       The undersigned hereby appoints J. Mack Robinson and Hilton H. Howell, Jr., or any one of them, as proxies with full power of substitution and resubstitution, to vote on the undersigned's behalf at the Annual Meeting of the Shareholders of Atlantic American Corporation, to be held at 9:00 A.M., May 7, 2002, in the offices of the Company, 4370 Peachtree Road, N.E., Atlanta, Georgia and at all adjournments or postponements thereof, upon all business as may properly come before the meeting, including the business described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is acknowledged.

       PROXIES WILL BE VOTED IN ACCORDANCE WITH ANY INSTRUCTIONS INDICATED BELOW. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

     1.    Election Of Directors:

            NOMINEES:

     1.  J. Mack Robinson       5.  Samuel E. Hudgins         9.  Mark C. West
     2.  Hilton H. Howell, Jr.  6.  D. Raymond Riddle        10.  William H.Whaley, MD
     3.  Edward E. Elson        7.  Harriett J. Robinson     11.  Dom H. Wyant
     4.  Harold K. Fischer      8.  Scott G. Thompson

              FOR               WITHHOLD AUTHORITY
       ------            ------ for all nominees


     For, except vote withheld from the following nominee(s):


     ---------------------------------------------------------------------------

     2. To approve an amendment to the Company's Articles of Incorporation to increase the total number of authorized shares of common stock to 50,000,000.

                             FOR        AGAINST        ABSTAIN
                       ------     ------         ------

     3.   To approve the Atlantic American Corporation 2002 Incentive Plan.

                             FOR        AGAINST        ABSTAIN
                       ------     ------         ------



          Dated:                                                          , 2002
               -----------------------------------------------------------


                                                                       Signature
          -------------------------------------------------------------


                                                                       Signature
          -------------------------------------------------------------

          | Sign exactly as your name(s) appears at left. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.